Exhibit 10.3

UNITED STATES OF AMERICA

DEPARTMENT OF THE TREASURY

OFFICE OF THE COMPTROLLER OF THE CURRENCY

TERMINATION OF THE FORMAL AGREEMENT BY AND BETWEEN

INDEPENDENCE NATIONAL BANK

GREENVILLE, SOUTH CAROLINA

AND THE COMPTROLLER OF THE CURRENCY

WHEREAS, in an effort to protect the depositors, other customers and shareholders of Independence National Bank, Greenville, South Carolina (Bank), and to ensure the Bank’s safe and sound operation, the Bank and the Comptroller of the Currency of the United States of America (Comptroller), entered into a Formal Agreement, dated January 20, 2010; and

WHEREAS, the Bank, by and through its duly elected and acting Board of Directors (Board) has executed a Stipulation and Consent to the Issuance of a Consent Order (Stipulation and Consent), dated November 14, 2011, that is accepted by the Comptroller;

WHEREAS, by the Stipulation and Consent the Bank has consented to the issuance of a Consent Order (Order) by the Comptroller which supersedes the Formal Agreement;

NOW, THEREFORE, the Comptroller directs that said Formal Agreement between the Bank and the Comptroller be, and it hereby is, TERMINATED.

IN TESTIMONY WHEREOF, the undersigned, designated by the Comptroller as his authorized representative, has hereunto set his hand.

/s/ David L. Payne	November 14, 2011
David L. Payne	Date
Assistant Deputy Comptroller
Carolinas Field Office